Exhibit 99


                             Joint Filer Information




Name:                      Bear Stearns Merchant Banking Investors II, L.P.


Address:
                           New York, NY


Designated Filer:          Bear Stearns Merchant Banking Partners II, L.P.


Issuer & Ticker Symbol:    Reddy Ice Holdings, Inc. (FRZ)


Date of Earliest
Transaction Required
to be Reported:            8/9/05


Signature:                 /s/ Mark Steffek
                           Name:  Mark Steffek
                           Title:    Attorney-In-Fact
                           for BEAR STEARNS MERCHANT BANKING INVESTORS II, L.P.




Name:                      Bear Stearns MB-PSERS II, L.P.


Address:                   383 Madison Avenue, 40th Floor
                           New York, NY  10179


Designated Filer:          Bear Stearns Merchant Banking Partners II, L.P.


Issuer & Ticker Symbol:    Reddy Ice Holdings, Inc. (FRZ)


Date of Earliest
Transaction Required
to be Reported:            8/9/05


Signature:                 /s/ Mark Steffek
                           Name:  Mark Steffek
                           Title:    Attorney-In-Fact
                           for BEAR STEARNS MB-PSERS II, L.P.




Name:                      The BSC Employee Fund III, L.P.


Address:                   383 Madison Avenue, 40th Floor
                           New York, NY  10179


Designated Filer:          Bear Stearns Merchant Banking Partners II, L.P.


Issuer & Ticker Symbol:    Reddy Ice Holdings, Inc. (FRZ)


Date of Earliest
Transaction Required
to be Reported:            8/9/05


Signature:                 /s/ Mark Steffek
                           Name:  Steven A. Flyer
                           Title:    Attorney-In-Fact
                           for THE BSC EMPLOYEE FUND III, L.P.




Name:                      The BSC Employee Fund IV, L.P.


Address:                   383 Madison Avenue, 40th Floor
                           New York, NY  10179


Designated Filer:          Bear Stearns Merchant Banking Partners II, L.P.


Issuer & Ticker Symbol:    Reddy Ice Holdings, Inc. (FRZ)


Date of Earliest
Transaction Required
to be Reported:            8/9/05


Signature:                 /s/ Mark Steffek
                           Name:  Mark Steffek
                           Title:    Attorney-In-Fact
                           for THE BSC EMPLOYEE FUND IV, L.P.